DIREXION FUNDS

Supplement dated February 22, 2022 to the
Prospectuses and Statements of Additional Information (“SAI”)
for each series of the Direxion Funds (the “Funds”)

Effective March 7, 2022, Foreside Fund Services, LLC will replace Rafferty Capital Markets, LLC as the Distributor for the Funds.
Accordingly, the paragraph under the heading “Other Service Providers” in each Fund’s Prospectus is replaced in its entirety as follows:
Foreside Fund Services, LLC (“Distributor”) serves as the Fund's distributor. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Fund's administrator, fund accountant and transfer agent. U.S. Bank, N.A., an affiliate of USBFS, serves as the Funds' custodian.
Additionally, the reference to Rafferty Capital Markets, LLC and its address on the back cover page of each Fund’s Prospectus is replaced in its entirety as follows:
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
Furthermore, the paragraph under the heading “Distributor” in each Fund’s SAI is replaced in its entirety as follows:
Foreside Fund Services, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the Exchange Act and a member of the Financial Industry Regulatory Authority. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of each Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.
For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with your Prospectus and SAI.